UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 17, 2006

                                  CKRUSH, INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                      0-25563                  65-0648808
(State or other jurisdiction of      (Commission File          (IRS Employer
incorporation or organization)            Number)           Identification No.)

1414 Avenue of the Americas, Suite 406  New York, New York           10019
    (Address of principal executive offices)                     (Zip Code)

                                 (212) 755-1944
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(a)  Resignations

     On February 17, 2006, James DiLorenzo resigned as a member of our Board of Directors and as our Executive Vice President, effective immediately. A copy of his letter of resignation is attached as an exhibit to this report.

(b)  New Directors

     On February 17, 2006, the following individuals were appointed to our Board of Directors by our then-sole director, Mr. DiLorenzo, prior to his resignation from the Board. Each will serve until our next annual meeting of shareholders, at which time the Board will be restructured to provide for three-year staggered terms, subject to shareholder approval.

     Richard Ascher
     Jeremy Dallow
     Gerry Gilbert
     Philip Glassman
     Roy Roberts
     Jonathan Schwartz

     Messrs. Ascher, Gilbert and Schwartz will be members of the audit committee of the Board, with Mr. Ascher serving as chairman. Except as disclosed below with respect to Mr. Dallow and Mr. Roberts, none of the new directors have been party to, or had any interest in, any transaction with us in the past two years.

(c)  New Officers

     On February 16, 2006, we appointed Roy Roberts, 67, as Chief Executive Officer and Jeremy Dallow, 37, as President.

     Mr. Roberts has served as the Chief Executive Officer of Sparkle Industries, Inc. from November 1, 1991 to the present. He has also served as a consultant to us since June 1, 2004 for which we issued to Mr. Roberts a total of 175,000 shares of our common stock.

     Mr. Dallow served as a financial advisor with National Securities Corp. from 2001 through December 2003. From 1998 through the present, he has been managing partner of Bulldog Boxing Management, LLC and Bulldog Entertainment, LLC. From 1998 though the present he has been managing partner of Buffalo Ventures, LLC.

     We previously reported the appointment of Jan E. Chason as our Executive Vice President and Chief Financial Officer. In order to clarify his prior positions, he served as Chief Accounting Officer of Majesco Entertainment Company from July 8, 2005 through February 10, 2006 and as Majesco's Chief Financial Officer from December 3, 2003 through July 7, 2005. More information concerning Mr. Chason is included in our Current Report on Form 8-K dated February 13, 2006.



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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit
Number                         Description
------------ -------------------------------------------------------------------
17           Letter of Resignation from James DiLorenzo dated February 17, 2006





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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 24, 2006                   CKRUSH, INC.
                                            (Registrant)



                                            By:  /s/ Jeremy Dallow
                                            -----------------------
                                            Jeremy Dallow
                                            President



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



                                  EXHIBIT INDEX

Exhibit
Number            Description                                          Page
------------ ----------------------------------------------------- -------------
17           Letter of Resignation from James DiLorenzo                 6
             dated February 17, 2006




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